Comerica Incorporated

Third Quarter 2013 Financial Review
October 16, 2013

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012 and "Item 1A. Risk Factors" beginning on page 68 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Summary

	3Q13	2Q13	3Q12
Diluted income per common share[1]	$0.78	$0.76	$0.61
Net interest income	$412	$414	$427
Loan accretion	8	7	15
Provision for credit losses	8	13	22
Noninterest income	214	208	197
Noninterest expenses	417	416	449
Restructuring expenses	--	--	25
Net income	147	143	117
Total average loans	$44,094	$44,893	$43,597
Total average deposits	51,865	51,448	49,845
Tier 1 common capital ratio[3]	10.74%[2]	10.43%	10.37%
Basel III Tier 1 common capital ratio[3,4]	10.4%	10.1%	10.0%
Average diluted shares (millions)	*187*	*187*	*191*

$ in millions, except per share data • [1]Calculated using net income attributable to common shares • [2]Estimated • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [4]Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI)

Comerica Bank

3

Third Quarter 2013 Results

	3Q13	Change From 2Q13	Change From 3Q12
Total average loans	44,094	(799)	497
Commercial loans	27,759	(634)	1,059
Total average deposits	51,865	417	2,020
Noninterest-bearing deposits	22,379	303	910
Net interest income	412	(2)	(15)
Loan accretion	8	1	(7)
Noninterest income	214	6	17
Provision for credit losses	8	(5)	(14)
Net loan charge-offs	19	2	(24)
Noninterest expense	417	(1)	(32)
Net income	147	4	30
Shares repurchased under share repurchase program	1.7MM shares or $72MM		

Key Performance Drivers

- Net interest income relatively stable from 2Q13
- Loan volume QoQ impacted by economic uncertainty and seasonality
- Noninterest income up 3% from 2Q13 and up 9% from 3Q12, despite regulatory headwinds
- Continued discipline reflected in noninterest expenses

EPS up 3% from 2Q13 and 28% from 3Q12

$ in millions

Comerica Bank

4

Well Positioned in Footprint
With Relationship-based Approach and Experience


Average Loan Balances
Michigan: 3Q12 13.5, 4Q12 13.4, 1Q13 13.6, 2Q13 13.6, 3Q13 13.3
-1%
California: 3Q12 12.9, 4Q12 13.3, 1Q13 13.5, 2Q13 13.9, 3Q13 14.0
+8%
Texas: 3Q12 9.6, 4Q12 9.8, 1Q13 10.1, 2Q13 10.2, 3Q13 9.9
+4%


Average Deposit Balances
Michigan: 3Q12 19.6, 4Q12 20.0, 1Q13 20.2, 2Q13 20.1, 3Q13 20.5
+4%
California: 3Q12 15.0, 4Q12 15.5, 1Q13 14.4, 2Q13 14.7, 3Q13 14.6
-3%
Texas: 3Q12 9.9, 4Q12 9.8, 1Q13 10.0, 2Q13 10.2, 3Q13 10.3
+4%

$ in billions

Comerica Bank
5

Subdued Loan Demand
Continued Pricing and Structure Discipline


Total Loans
Loan Yields
43.6
44.1
44.6
44.9
44.1
45.5
44.2
+1%
3.66
3.60
3.54
3.47
3.44
3Q12 4Q12 1Q13 2Q13 3Q13
Average Balances
2Q13 3Q13
Period-end


Commercial Loans
National Dealer Services
Mortgage Banker
26.7 2.0 2.8
27.5 2.1 3.1
28.1 1.7 3.4
28.4 1.8 3.6
27.8 1.6 3.4
3Q12 4Q12 1Q13 2Q13 3Q13
Average Balances

- Commitments increased $560MM to $51.8B with increases in nearly all business lines
- Line utilization of 45.4%, down from 48.6%
- Loan pipeline remained strong with a 10% increase from 3Q12

Charts: $ in billions • 3Q13 compared to 2Q13

Comerica Bank
6

Third Quarter Loan Trends 7 Charts: $ in billions. Average balances ● 3Q13 compared to 2Q13 ● 1Source: Automotive News ● 2MBA Origination Volumes $ in billions - Source: Mortgage Bankers Association Mortgage Finance Forecast as of 9/23/13 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 54 54 50 52 54 58 58 59 60 61 63 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Floor PlanIndustry: Inventory Days Supply (Period End)Industry: Inventory Days Supply (Avg) National Dealer Services13Q Trend In-Line with Seasonality Mortgage Banker Finance23Q Trend Reflects Falling Refinance Volumes 0.6 0.6 1.0 1.5 1.5 1.5 2.0 2.1 1.7 1.8 1.6 200 300 400 500 600 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 MBA MortgageOrigination Volumes 13.1 13.2 13. 4 13.5 13.214 .1 14.6 14.1 13.8 14.0 3Q12 4Q12 1Q13 2Q13 3Q13 Loans Deposits General Middle Market3Q Deposits Increase, Line Utilization Declines Average loans decreased $799MM, or 2%- $318MM General Middle Market- $223MM National Dealer Services- $210MM Mortgage Banker Finance+$112MM Technology & Life SciencesPeriod-end loans decreased $1.3B, or 3%- $185MM General Middle Market- $354MM National Dealer Services- $875MM Mortgage Banker Finance+$134MM Technology & Life Sciences 58 49.9 51.3 50.7 51.4 51.9 51.2 52.9 0.24 0.22 0.21 0.19 0.18 3Q12 4Q12 1Q13 2Q13 3Q13 2Q13 3Q13 Deposit Rates Average Deposits GrewDeposit Costs Continued to Decline 8 Chart: $ in billions ● 3Q13 compared to 2Q13 ● 1At 9/30/13 +4% Total average deposits increased $417MM, or 1%• Noninterest-bearing deposits increased $303MM, or 1%, primarily due to increases in most segments• Interest-bearing deposits grew $114MM• Deposit rates declined due to maturities of higher yielding CDs Loan to Deposit Ratio1 of 83% Strong Deposit Base Average Balances Period-end

Securities Portfolio
Primarily Highly Liquid, Highly Rated Mortgage-Backed Securities



Securities Portfolio
MBS
Other
MBS Yield
9.8
10.3
10.0
9.8
9.4
9.6
9.5
9.4
9.9
9.6
9.4
9.0
9.3
9.1
2.46
2.29
2.25
2.22
2.41
3Q12
4Q12
1Q13
2Q13
3Q13
2Q13
3Q13
Average Balances
Period-end

Total average MBS portfolio of $9.0B, a decrease of $411MM[1]

- Duration of 4.2 years[2]
  - Duration extends to 5.0 years under a 200 bps instantaneous rate increase[2]
- Net unrealized pre-tax loss of $24MM
- Net unamortized premium of $67MM
- Slower prepayment speeds, including a retrospective adjustment to premium amortization, added $4MM or 17 bps to the yield
- Expect prepayments of $350MM-$450MM for 4Q13[3]

Chart: Average $ in billions • [1]3Q13 compared to 2Q13 • [2]Estimated as of 9/30/13 • [3]Outlook as of 10/16/13. Prepayments include both scheduled principal amortization and mortgage prepayments

Comerica Bank

9

Relatively Stable Net Interest Income
Despite Decline in Loan Volumes



Net Interest Income
Accretion
NIM
427
15
412
424
13
411
416
11
405
414
7
407
412
8
404
2.96
2.87
2.88
2.83
2.79
3Q12
4Q12
1Q13
2Q13
3Q13

Net interest income and rate NIM:

$414MM	**2Q13**	**2.83%**
+ 1MM	Excess liquidity	-0.05
- 7MM	Loan portfolio dynamics: -$6MM Volume down -$5MM Yields lower -$1MM Avg. LIBOR decline +$4MM 1 additional day in 3Q13 +$1MM Accretion	- 0.03
+ 2MM	Securities portfolio dynamics: +$4MM Slower prepay speeds -$2MM Lower balances	+0.03
+ 2MM	Lower funding costs: Decline in CD pricing Wholesale funding maturities	+0.01
$412MM	**3Q13**	**2.79%**

FY13 Expected Accretion[1] of $28MM - $30MM

Chart: $ in millions • Table: 3Q13 compared to 2Q13 • [1]Outlook as of 10/16/13

Comerica Bank

10

692 541 515 471 459 647 629 617 613 604 3Q12 4Q12 1Q13 2Q13 3Q13 Nonperforming Loans Allowance for Loan Losses 43 37 24 17 19 3Q12 4Q12 1Q13 2Q13 3Q13 Continued Strong Credit Quality 11 1$ in millions ● 2Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans● 3Quarterly allowance for loan losses as divided by the last twelve months (LTM) of net loan charge-offs Allowance to NPL Coverage1 3,653 3,088 3,110 2,886 2,676 3Q12 4Q12 1Q13 2Q13 3Q13 Net Loan Charge-offs1 335% 370% 414% 507% 623% 3Q12 4Q12 1Q13 2Q13 3Q13 Allowance Coverage Ratio for LTM of Net Loan Charge-offs3 Watch List2 Continues to Trend Down1 Noninterest Income IncreasedDriven by Customer-Driven Fee Growth 12 Total Noninterest Income Chart: $ in millions ● 3Q13 compared to 2Q13 ● 1Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income 184 191 185 191 195 13 13 15 17 19 197 204 200 208 214 3Q12 4Q12 1Q13 2Q13 3Q13 Customer-Driven Noncustomer-Driven Customer-driven fee income increased $4MM: + $6MM Commercial Lending Fees - $3MM Fiduciary Income +$2MM Card Fees Noncustomer-driven fee income increased $2MM: +$5MM Warrant Income - Change in timing of accrual for incentive from Third Party Credit Card Processor 1 +9%

Continued Tight Expense Control


Noninterest Expense
Restructuring
449
427
424
425
416
416
417
- 7%
3Q12
4Q12
1Q13
2Q13
3Q13

Chart: $ in millions • 3Q13 compared to 2Q13

Noninterest expense relatively stable:

- +$10MM Salaries & Benefits:
  - + Incentive compensation
  - + 1 more day in quarter
  - - Lower staff insurance
- - $6MM in litigation-related expenses
- - $4MM Write-down of other foreclosed assets

Comerica Bank

13

Continued Strong Shareholder Payout
Driven By Capital Strength


Shareholder Payout Ratio
Dividends
Share Repurchases
47%
79%
77%
72%
70%
28%
58%
53%
50%
49%
19%
21%
24%
22%
21%
FY11
FY12
1Q13
2Q13
3Q13

[1]Outlook as of 10/16/13

2013 Capital Plan target of up to $288MM share repurchase[1] over four quarters (2Q13 through 1Q14)

- 2Q13 1.9MM shares purchased ($72MM)
- 3Q13 1.7MM shares purchased ($72MM)

Average diluted shares outstanding increased 106,000 from 2Q13

- Repurchases offset by warrant and employee option dilution from increased average stock price

Comerica Bank

14

Management Outlook1 15 4Q13 compared to 3Q13 Average loans Stable• National Dealer rebounds from seasonal effect• Mortgage Banker continues to decline from lower refinance volume• Economic uncertainty continues to impact demand• Continued focus on pricing and structure discipline Net interest income Lower• Decline in purchase accounting accretion• Continued pressure from low rate environment Provision Similar to previous 2013 quarters• Continued strong credit quality Noninterest income Customer-driven income: Relatively stableNoncustomer-driven income: Lower• Continued generation of solid commercial loan fees along with our focus on cross-sell opportunities Noninterest expense Slightly Lower• Continued expense discipline 1Outlook as of 10/16/13 Appendix

Loans by Business and Market

By Line of Business	3Q13	2Q13	3Q12
Middle Market			
General	$13.2	$13.5	$13.1
Energy	2.9	3.0	2.6
National Dealer Services	4.9	5.1	4.3
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	2.0	1.9	1.8
Environmental Services	0.8	0.8	0.7
Total Middle Market	$24.4	$24.9	$23.1
Corporate Banking			
US Banking	2.7	2.7	3.0
International	1.7	1.7	1.8
Mortgage Banker Finance	1.6	1.8	2.0
Commercial Real Estate	3.8	3.8	3.9
BUSINESS BANK	**$34.2**	**$34.9**	**$33.8**
Small Business	3.6	3.6	3.5
Retail Banking	1.7	1.7	1.8
RETAIL BANK	**$5.3**	**$5.3**	**$5.3**
Private Banking	4.6	4.7	4.5
WEALTH MANAGEMENT	**$4.6**	**$4.7**	**$4.5**
TOTAL	**$44.1**	**$44.9**	**$43.6**

By Market	3Q13	2Q13	3Q12
Michigan	$13.3	$13.6	$13.5
California	14.0	13.9	12.9
Texas	9.9	10.2	9.6
Other Markets	6.9	7.2	7.6
TOTAL	**$44.1**	**$44.9**	**$43.6**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

17

Deposits by Business and Market

By Line of Business	3Q13	2Q13	3Q12
Middle Market			
General	$14.0	$13.8	$14.1
Energy	0.5	0.5	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.1	5.0	5.2
Environmental Services	0.2	0.2	0.1
Total Middle Market	$20.1	$19.8	$20.2
Corporate Banking			
US Banking	2.4	2.6	1.9
International	1.8	1.6	1.4
Mortgage Banker Finance	0.6	0.7	0.5
Commercial Real Estate	1.4	1.3	1.1
BUSINESS BANK	**$26.3**	**$26.0**	**$25.1**
Small Business	2.7	2.7	2.6
Retail Banking	18.6	18.5	18.1
RETAIL BANK	**$21.3**	**$21.2**	**$20.7**
Private Banking	3.8	3.7	3.7
WEALTH MANAGEMENT	**$3.8**	**$3.7**	**$3.7**
Finance/ Other	0.5	0.5	0.4
TOTAL	**$51.9**	**$51.4**	**$49.9**

By Market	3Q13	2Q13	3Q12
Michigan	$20.5	$20.1	$19.6
California	14.6	14.7	15.0
Texas	10.3	10.2	9.9
Other Markets	6.0	5.9	5.0
Finance/ Other	0.5	0.5	0.4
TOTAL	**$51.9**	**$51.4**	**$49.9**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

18

19 General Middle Market At 9/30/13 ● Charts: $ in billions ● 13Q13 average balance 8.9 8.9 9.2 9.6 9.8 10 .6 10.9 11. 4 11.2 11.2 12 .1 12.7 13 .5 13.5 14. 1 14.6 14.1 13.8 14.0 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Average Loans Average Deposits 16.5 15.9 15.0 14.2 13.6 13.4 13.0 13.0 13.0 13.2 13.1 13.0 13.0 13.1 13.1 13.2 13. 4 13.5 13.2 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3  Represents largest segment at 30% of total average loans  Commitments up slightly from 2Q13  Pipeline is strong  Average tenure of a relationship manager is 9 years California$4.0B 30% Texas$2.3B 17% Michigan$6.6B 51% Other Markets$0.3B 2% Average Loans by Market1 Mortgage Banker Finance  40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships Average Deposits 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 563 6 57 504 56 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Average Loans Charts: $ in millions 20

National Dealer Services Line of Business 21 Toyota/Lexus18% Honda/Acura 15% Ford 9% GM 10% Chrysler 8% Mercedes 3%Nissan/ Infiniti 8% Other European 9% Other Asian 10% Other210%  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy  Majority are “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance Geographic DispersionCalifornia 61% Texas 8%Michigan 18% Other 12% 3.5 3.5 3.5 4.3 4.9 5.1 4.9 4.92009 2010 2011 2012 1Q13 2Q13 3Q13 3Q13 Loan Balances ($ in Billions) Average Period End 1Franchise distribution based on 9/30/13 period-end (PE) outstandings ● 2Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans). Franchise Distribution1 Natural Gas Oil Mixed Midstream13% Service15% Energy 22 Average Loans Average Deposits  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Exploration & Production 72% Charts: $ in millions ● 1Based on 3Q13 period-end loans outstanding 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 529 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Diverse Customer Base1

Technology and Life Sciences  20+ year history  Products and services tailored to meet the needs of emerging technology and life science companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans Average Deposits 1,71 6 1,52 1 1,37 1 1,28 0 1,09 8 1,14 7 1,12 0 1,16 2 1,19 3 1,21 7 1,34 6 1,51 7 1,64 3 1,65 9 1,83 1 1,88 6 2,00 8 1,91 3 2,02 4 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 2,64 9 2,72 7 2,85 6 3,19 8 3,26 9 3,42 4 3,34 5 3,49 8 3,73 0 4,11 6 4,23 1 4,44 0 4,70 3 5,06 5 5,20 8 5,16 6 5,02 6 4,99 6 5,05 1 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 At 9/30/13 ● Charts: $ in millions 23 24 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 3,79 1 3,75 2 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other  160+ years experience with focus on well-established developers, primarily in our footprint  Provides construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 4 quarters 4,248 4,345 4,655 4,703 4,817 3Q12 4Q12 1Q13 2Q13 3Q13 +13% At 9/30/13 ● Charts: $ in millions ● 1Includes CRE line of business loans not secured by real estate ● 2Based on period-end commitments CRE Line of BusinessAverage Loans CRE Commitments2 Commercial Real Estate Line of Business 1

Shared National Credit Relationships

- Approximately 865 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approximately 18%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

September 30, 2013: $9.2B



Environmental Services $0.3B 4%
Mortgage Banker $0.2B 2%
Commercial Real Estate $0.5B 6%
Entertainment $0.3B 3%
Corporate $2.5B 27%
Energy $2.6B 28%
Tech. & Life Sciences $0.3B 3%
National Dealer $0.4B 4%
General $2.1B 23%
= Total Middle Market (65%)

Period-end outstandings as of 9/30/13 • Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

25

Nonperforming Assets

September 30, 2013
Nonaccrual Loans $437MM
By Business



Commercial Real Estate $100MM
Private Banking $44MM
Corporate $2MM
Middle Market $111MM
Small Business $85MM
Other $95MM

Nonperforming Assets of $478MM, a $22MM decrease, included:
- Nonaccrual loans decreased $12MM
- Foreclosed Property decreased to $19MM

Troubled Debt Restructurings (TDRs) of $205MM, included:
- $60MM Performing Restructured
- $22MM Reduced Rate
- $123MM Nonaccrual TDR

Nonperforming Assets



Nonperforming Assets as a Percentage of Total Loans + ORE
755
595
555
500
478
1.71
1.29
1.23
1.10
1.08
3Q12
4Q12
1Q13
2Q13
3Q13

Charts: $ in millions • 3Q13 compared to 2Q13

Comerica Bank

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Efficiency Ratio and ROA Goals


Efficiency Ratio
59%
66%
69%
67%
72%
69%
67%
20 year average: 59%
Long-Term Goal:
Below 60%
2007
2008
2009
2010
2011
2012
YTD 2013


Return on Average Assets (ROA)
1.17%
20 year average: 1.18%
0.33%
0.03%
0.50%
0.69%
0.83%
0.89%
Long-Term Goal:
Above 1.30%
2007
2008
2009
2010
2011
2012
YTD 2013

Goal as of 10/16/13

Comerica Bank
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Factors Expected to Drive Long-Term Efficiency Ratio Goal


Efficiency Ratio: 69%
2012
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal[1]

[1]Goal as of 10/16/13

Comerica Bank
28

Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	BOK Financial	A-	A2	A	A (low)
	M&T Bank	A-	A3	A-	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB+	Baa1	A	A (low)
	Huntington	BBB	Baa1	A-	BBB
	First Horizon National Corp	BBB-	Baa2	BBB-	
	Regions Financial	BBB-	Ba1	BBB-	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-	BBB (low)
	Synovus Financial Corp	BB-	B1	BB	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	A1	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 10/10/13 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

29

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Tier 1 and Tier 1 common capital[1,2]	6,863	6,800	6,748	6,705	6,685
Risk-weighted assets[1,2]	63,917	65,220	65,099	66,115	64,486
Tier 1 and Tier 1 common capital ratio[2]	***10.74%***	***10.43%***	***10.37%***	***10.14%***	***10.37%***
Total shareholders' equity	$6,969	$6,911	$6,988	$6,942	$7,084
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	18	20	21	22	25
Tangible common equity	$6,316	$6,256	$6,332	$6,285	$6,424
Total assets	$64,670	$62,947	$64,885	$65,069	$63,000
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	18	20	21	22	25
Tangible assets	$64,017	$62,292	$64,229	$64,412	$62,340
Tangible common equity ratio	***9.87%***	***10.04%***	***9.86%***	***9.76%***	***10.30%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.
The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.
[2]September 30, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

30

Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12
Tier 1 common capital[2]	$6,863	$6,800	$6,748	$6,705	$6,685
Basel III adjustments[3]	--	--	(1)	(39)	(17)
Basel III Tier 1 common capital[3]	$6,863	$6,800	$6,747	$6,666	$6,668
Risk-weighted assets[1,2]	$63,917	$65,220	$65,099	$66,115	$64,486
Basel III adjustments[3]	2,295	2,091	1,996	1,854	2,313
Basel III risk-weighted assets[3]	$66,212	$67,311	$67,095	$67,969	$66,799
Tier 1 common capital ratio[2]	10.7%	10.4%	10.4%	10.1%	10.4%
Basel III Tier 1 common capital ratio[3]	10.4%	10.1%	10.1%	9.8%	10.0%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]September 30, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

[3]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and excluding most elements of AOCI.

Comerica Bank

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Comerica Bank